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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-12
TENNANT COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TENNANT COMPANY
NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
MAY 3, 2001

To Our Shareholders:

The Annual Meeting of Shareholders of Tennant Company will be held at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, on Thursday, May 3, 2001, at 10:30 a.m., Central Daylight Time, for the following purposes:

(1)
To elect directors for a three-year term;

(2)
To approve the amended and restated 1999 Stock Incentive Plan;

(3)
To ratify the appointment of KPMG LLP as independent auditors of the Company; and

(4)
To act upon any other business that may properly come before the meeting.

    Only holders of Common Stock of record at the close of business on March 5, 2001, will be entitled to vote at the meeting or any adjournment thereof.

    You are cordially invited to attend the meeting. Whether or not you plan to come to the meeting, please sign, date and return your Proxy in the reply envelope provided. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense.

March 30, 2001	James J. Seifert, Secretary

TENNANT COMPANY
PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by Tennant Company (the "Company"), on behalf of its Board of Directors, of Proxies for the Annual Meeting of Shareholders to be held Thursday, May 3, 2001, and any adjournment thereof. Stock represented by Proxies will be voted as follows: where specification is made in the Proxy, the stock will be voted in accordance therewith. Where no specification is made in the Proxy, the stock will be voted for all proposals. Proxies may be revoked at any time before being voted by giving written notice of revocation at the mailing address noted or at the meeting or by a later-dated Proxy delivered to an officer of the Company. Personal attendance and voting in person does not revoke a written Proxy.

    There were outstanding on March 5, 2001, the record date for shareholders entitled to vote at the meeting, 9,065,922 shares of Common Stock, each entitled to one vote.

    Expenses in connection with the solicitation of Proxies will be paid by the Company. Solicitation of Proxies will be principally by mail. In addition, several of the officers or employees of the Company may solicit Proxies, either personally or by telephone, or by special letter, from some of the shareholders. The Company also will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send Proxies and proxy material to their principals, and will reimburse them for their expenses in so doing.

    The mailing address of the principal executive office of the Company is 701 North Lilac Drive, P.O. Box 1452, Minneapolis, Minnesota 55440. This Proxy Statement and form of Proxy enclosed are being mailed to shareholders commencing March 30, 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of February 28, 2001, certain information with respect to all shareholders known to the Company to have been beneficial owners of more than 5% of its Common Stock, and information with respect to the Company's Common Stock beneficially owned by directors (and director nominees) of the Company, the executive officers of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below and all directors and executive officers of the Company as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the Common Stock owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock
AIM Funds Management, Inc.(1) Toronto, Ontario	836,700 shares	9.2%
U.S. Bank National Association(1) Minneapolis, MN	774,315 shares(2) U.S. Bank National Association has sole voting authority for 1,000 shares, shared voting authority for 773,315(2) shares, sole investment authority for 600 shares, and shared investment authority for 773,715(2) shares.	8.5%
Mackenzie Financial Corporation(1) Toronto, Ontario	637,500 shares	7.0%
U.S. Bank National Association(3) Minneapolis, MN	506,834 shares	5.6%
Janet M. Dolan	117,990 shares(4)(5)	1.3%
Keith D. Payden	36,783 shares(4)(6)	*
Thomas J. Vander Bie	34,170 shares(7)	*
James H. Moar	30,639 shares(4)(8)	*
Anthony T. Brausen	3,196 shares(4)(9)	*
David C. Cox	12,803 shares(10)	*
Andrew P. Czajkowski	12,729 shares(11)	*
William I. Miller	11,577 shares(12)	*
Arthur D. Collins, Jr.	10,635 shares(13)	*
Edwin L. Russell	7,660 shares(14)	*
Pamela K. Knous	4,913 shares(15)	*
Frank L. Sims	2,843 shares(16)	*
Stephen G. Shank	2,062 shares	*
All directors and executive officers as a group (18 persons)	483,016 shares(4)(17)	5.2%

*
An asterisk in the column listing the percentage of shares beneficially owned indicates the person owns less than 1% of total.

(1)
The information set forth above as to the Amount and Nature of Beneficial Ownership is based upon Schedule 13G statements filed with the Securities and Exchange Commission reflecting beneficial ownership as of December 31, 2000.

(2)
This number includes 491,701 shares held in the "unallocated" account, as of December 31, 2000, of the Tennant Company Profit Sharing and Employee Stock Ownership Plan and Trust, as to which U.S. Bank National Association acts as trustee. The balance of the shares held in Trust relate to private accounts wherein U.S. Bank is the beneficial owner. The number of "allocated" shares held in such trust (1,158,219 shares as of December 31, 2000) is not included in this number. The Securities and Exchange Commission has taken the position, with respect to similar plans, that the plan trustee is the beneficial owner of shares held in an unallocated reserve pending allocation to participants' accounts. The plan trustee disclaims that it or the Trust is the beneficial owner of shares held in the unallocated account.

(3)
All shares are being held in trust for the Pennock family.

(4)
Includes shares allocated to the individual or group under the Tennant Company Profit Sharing and Employee Stock Ownership Plan.

(5)
Includes 83,453 shares covered by currently exercisable options granted to Ms. Dolan.

(6)
Includes 20,033 shares covered by currently exercisable options granted to Mr. Payden.

(7)
Includes 18,577 shares covered by currently exercisable options granted to Mr. Vander Bie.

(8)
Includes 28,065 shares covered by currently exercisable options granted to Mr. Moar.

(9)
Includes 1,300 shares covered by currently exercisable options granted to Mr. Brausen.

(10)
Includes 4,000 shares covered by currently exercisable options granted to Mr. Cox.

(11)
Includes 4,000 shares covered by currently exercisable options granted to Mr. Czajkowski.

(12)
Includes 4,000 shares covered by currently exercisable options granted to Mr. Miller.

(13)
Includes 4,000 shares covered by currently exercisable options granted to Mr. Collins.

(14)
Includes 3,000 shares covered by currently exercisable options granted to Mr. Russell.

(15)
Includes 1,500 shares covered by currently exercisable options granted to Ms. Knous.

(16)
Includes 375 shares covered by currently exercisable options granted to Mr. Sims.

(17)
Of these shares, 2,108 shares are held in the name of the wife of an executive officer, and 76,119 shares are held in trusts for various family members of such executive officer, in which such officer disclaims beneficial ownership. Includes 224,716 shares covered by currently exercisable options granted to 18 executive officers and directors of the Company.

DIRECTORS

ELECTION OF DIRECTORS

    Pursuant to the Restated Articles of Incorporation of the Company, directors are elected for staggered terms of three years, with approximately one-third of the directors to be elected each year.

    At the Annual Meeting, two directors are to be elected. The Board of Directors has designated Andrew P. Czajkowski and Pamela K. Knous as nominees for election to serve three-year terms ending at the time of the Annual Meeting in 2004 and until their successors are elected and have qualified. The nominees have indicated a willingness to serve, but in case any of the nominees is not a candidate at the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote in favor of the other nominees named and to vote for a substitute nominee in their discretion.

    Arthur D. Collins, Jr., a Class III Director, will not seek re-election following the completion of his term effective May 2001. The Company will be seeking a replacement director.

    The affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote in person or by proxy on the election of directors is necessary to elect each nominee. For this purpose, a shareholder voting through a Proxy who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect a negative vote; but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present or entitled to vote on the election of directors.

    The following information is furnished with respect to each nominee for election as a director and for each director whose current term of office will continue after the meeting:

Nominees for election for terms expiring in 2004 (Class III Directors):

[PHOTO]

ANDREW P. CZAJKOWSKI, 65         Director Since 1992

    Mr. Czajkowski retired in December 1999 as Chief Executive Officer of Blue Cross and Blue Shield of Minnesota and Aware Integrated Inc., a non-profit holding company. Mr. Czajkowski was a founder, President and Chair of the Minnesota Comprehensive Health Association, the state-administered risk pool for those individuals unable to afford private health coverage. In 1997, Mr. Czajkowski received the prestigious "C. Rufus Ropem Award" for outstanding leadership in health care. He served as Chairman of the Board for Blue Cross and Blue Shield Association from 1991 through 1994. Mr. Czajkowski serves as Chair of the Audit Committee and as a member of the Governance Committee and the Executive Committee.

[PHOTO]

PAMELA K. KNOUS, 47         Director Since 1998

    Ms. Knous has served as Executive Vice President and Chief Financial Officer of SUPERVALU INC., a leading food distribution business, since September 1997. Before joining SUPERVALU, Ms. Knous served in a number of senior executive positions with The Vons Companies, Inc., a regional food retailer, from 1991 to 1997, most recently as Executive Vice President, Chief Financial Officer and Treasurer. Ms. Knous was employed by the accounting firm of KPMG LLP for 14 years prior to assuming her position at Vons. Ms. Knous also serves as a director of the Minnesota Orchestral Association. Ms. Knous serves as a member of the Audit Committee.

Directors whose terms expire in 2002 (Class I Directors):

[PHOTO]

JANET M. DOLAN, 51         Director Since 1998

    Ms. Dolan has been President of the Company since April 1998 and was elected as Chief Executive Officer in April 1999. She previously served as Chief Operating Officer from April 1998 to April 1999, Executive Vice President from September 1996 to April 1998 and as Senior Vice President and General Counsel from December 1994 to September 1996. Ms. Dolan has served in a number of additional senior executive positions with the Company from 1986 to 1994. Ms. Dolan also serves as a director of Donaldson Company, Inc. and is a member of the NYSE Listed Company Advisory Committee. Her community activities include serving as a director of the Greater Twin Cities United Way and Trustee of the William Mitchell College of Law. Ms. Dolan serves as Chair of the Executive Committee.

[PHOTO]

STEPHEN G. SHANK, 57         Director Since 2000

    Mr. Shank is co-founder of Capella University and has been its President, and is Chairman and Chief Executive Officer of Capella Education Company, since 1993. Capella University is an accredited online university offering courses, certificates, undergraduate and graduate degree programs. Previously, he served as Chairman and CEO of Tonka Corporation, a manufacturer of children's toys and games, from 1979 until 1991. Mr. Shank began his career as an attorney with Dorsey & Whitney from 1972 through 1974, and then served as General Counsel of Tonka Corporation 1974 through 1978. He has also completed the University of Minnesota Executive Education Program. Mr. Shank serves as a member of the Audit Committee and the Governance Committee.

[PHOTO]

FRANK L. SIMS, 50         Director Since 1999

    Mr. Sims has been the Corporate Vice President of Transportation of Cargill, Inc., a marketer and distributor of agricultural and industrial products and services, since July 2000, and is a member of the Management Corporate Center. Mr. Sims joined Cargill in 1972 and has served in a number of executive positions, including President of Cargill's North American Grain Division from 1998 to 2000. Mr. Sims also serves as a director of Ault, Inc. Mr. Sims is past Chairman of the Board of the North American Export Grain Association. He is a Trustee of the United Theological Seminary and a director of Minnesota Public Radio. Mr. Sims serves as a member of the Audit Committee and the Executive Compensation Committee.

Directors whose terms expire in 2003 (Class II Directors):

[PHOTO]

DAVID C. COX, 63         Director Since 1991

    Mr. Cox retired in March 1998 as President and Chief Executive Officer of Cowles Media Company, an information services company, in which capacity he had served since 1985. Mr. Cox joined Cowles Media in 1982 and served as Executive Vice President, Chief Operating Officer, Treasurer and Corporate Secretary prior to being named as President in 1984. His community activities include serving as a director of the Greater Twin Cities United Way and the Guthrie Theater, and as a Trustee of the Nature Conservancy of Minnesota. Mr. Cox serves as Chair of the Governance Committee and as a member of the Executive Committee and the Executive Compensation Committee.

[PHOTO]

WILLIAM I. MILLER, 44         Director Since 1994

    Mr. Miller became Chairman in 1990 and has been a director since 1985 of Irwin Financial Corporation, a publicly traded diversified financial services company. He was President of Irwin Management Company, an investment management company, from 1984 to 1990. Mr. Miller continues to serve as Chairman of the Board of Irwin Management Company and as Chairman of the Board of Tipton Lakes Company, a real estate development firm. Mr. Miller also serves as a director of Cummins, Inc. He is a director or trustee of three mutual funds, the New Perspective Fund, Inc., the EuroPacific Growth Fund and the New World Fund. Mr. Miller also is a Trustee of The Taft School, a director of Public Radio International, and a member of the Investment Committee at Yale University. Mr. Miller serves as a member of the Executive Committee, the Governance Committee, and the Executive Compensation Committee.

[PHOTO]

EDWIN L. RUSSELL, 56         Director Since 1997

    Mr. Russell has served as Chairman, President and Chief Executive Officer since 1996 of ALLETE, a multi-services company with holdings in automotive, water, investments, and electric businesses. Mr. Russell joined Minnesota Power, Inc. (now ALLETE) as President in 1995. Mr. Russell was previously Group Vice President of J. M. Huber Corporation, a broadly diversified manufacturing and natural resources company. Mr. Russell also serves as a director of ALLETE, Minnesota Public Radio, Edison Electric Institute and Duluth's Great Lakes Aquarium. Mr. Russell serves as a member of the Audit Committee and the Executive Compensation Committee.

    The Board of Directors has an Audit Committee composed of Mr. Czajkowski, Ms. Knous, Mr. Russell, Mr. Sims, and Mr. Shank, who joined the Company's Board in November 2000. The Committee met on four occasions during 2000. The primary function of the Audit Committee is to assist the Board in fulfilling its fiduciary responsibilities relating to the Company's accounting, financial reporting, internal control, auditing and regulatory compliance activities.

    The Board has an Executive Compensation Committee composed of Mr. Collins, Mr. Cox, Mr. Miller, Mr. Russell, and Mr. Sims, which met on two occasions during 2000. The primary function of the Executive Compensation Committee is to review and develop executive compensation plans of the Company and determine the compensation of officers.

    The Board has designated an Executive Committee composed of Mr. Cox, Mr. Czajkowski, Ms. Dolan, and Mr. Miller, which met once during 2000. The primary function of the Executive Committee is to exercise the authority of the Board of Directors in the intervals between meetings of the Board of Directors.

    The Board has designated a Governance Committee composed of Mr. Collins, Mr. Cox, Mr. Czajkowski, Mr. Miller, and Mr. Shank, which met on three occasions in 2000. The primary function of the Governance Committee is to set Board compensation and recommend nominees for election to the Board. Shareholders who wish to suggest qualified candidates to the Committee should write to James J. Seifert, Secretary of the Company, at 701 North Lilac Drive, P.O. Box 1452, Minneapolis, Minnesota 55440, stating in detail the candidate's qualifications for consideration by the Committee. If a shareholder wishes to nominate a director other than a person nominated by or on behalf of the Board of Directors, he or she must comply with certain procedures set out in the Company's Restated Articles of Incorporation. Under the Company's Restated Articles of Incorporation, no person (other than a person nominated by or on behalf of the Board of Directors) shall be eligible for election as a director at any annual or special meeting of shareholders unless a written request that his or her name be placed in nomination is received from a shareholder of record by the Secretary of the Company not less than 75 days prior to the date fixed for the meeting, together with the written consent of such person to serve as a director.

    During 2000, the Board of Directors met on five occasions. All incumbent directors attended more than 75% of the aggregate number of meetings of the Board and of committees on which they served during 2000, except for Mr. Miller who attended more than 70% of the total meetings held.

COMPENSATION OF DIRECTORS

    Non-employee directors are compensated solely with Restricted Stock and stock options. Pursuant to the Tennant Company Restricted Stock Plan for Non-employee Directors (the "Director Plan"), non-employee directors are entitled to an annual retainer and attendance fees payable in the form of Restricted Stock issued once every three Board Years (as defined in the Director Plan). With respect to the annual retainer, the Director Plan provides for the issuance of Restricted Stock in an amount equal to 1.5 times the designated annual retainer for the Board Year then commencing and the next two succeeding Board Years, based on the then Fair Market Value (as defined in the Director Plan) of such Restricted Stock. For the three Board Years commencing January 1, 1999, this equated to a retainer of $63,000, which is $14,000 per year (the amount of the annual retainer at that time) times three years times 1.5. With respect to attendance fees for the three Board Years commencing January 1, 1999, a standard number of meetings for directors was set at fourteen per year (Board and committee meetings) at a designated amount of $750 per meeting. Fourteen times $750 equals $10,500 each year or $31,500 for three years. The total value of the Restricted Stock Grant for the three years commencing January 1, 1999, was therefore $94,500 ($63,000 for the retainer plus $31,500 for meeting fees). On May 7, 1999, each non-employee director was issued 2,700 shares of Restricted Stock, based on a Fair Market Value of $35.00 per share. Under the Director Plan, non-employee directors who were elected or appointed to the Board on a date other than a regular issue date would receive a prorated number of Restricted Shares and stock options.

    The Director Plan provides that the restrictions on the Restricted Stock will lapse only upon the first to occur of (a) the death of the director, (b) the disability of the director preventing continued service on the Board, (c) retirement of the director from the Board in accordance with any policy on retirement of Board members then in effect, (d) the termination of service as a director by reason of resignation at the request of the Board, the director's failure to have been nominated for reelection to the Board or to have been re-elected by the shareholders, or the director's removal by the shareholders, or (e) a change in control of the Company (as defined in the Director Plan). In no event will the restrictions lapse prior to six months after the date of issuance. Upon the occurrence of an event causing the restrictions to lapse, Restricted Stock issued to the director in payment of the retainer for Board Years commencing following the occurrence of the event is forfeited and returned to the Company.

    Pursuant to the Tennant Company Non-Employee Director Stock Option Plan, each non-employee director received an option grant for 2,000 shares at Fair Market Value of $34.75 per share on May 5, 2000. Each non-employee director will receive an option grant for 2,000 shares at Fair Market Value on May 3, 2001.

TENNANT COMPANY AUDIT COMMITTEE REPORT

    The Audit Committee of the Company's Board of Directors is composed of five "independent" directors, as that term is defined in the applicable listing standards of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

    The Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent auditors.

    The Committee held four meetings during 2000. The meetings were designed to facilitate and encourage private communication between the Committee and the Company's independent auditors, KPMG LLP. In addition, the Committee complied with its charter responsibilities. The Audit Committee has reviewed and discussed the audited financial statements with management. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Company's independent auditors also provided to the Committee the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors the firm's independence.

    Based upon the Committee's discussion with management and the independent auditors and the Committee's review of financial statements and the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

Andrew P. Czajkowski, Chairman	Stephen G. Shank
Pamela K. Knous	Frank L. Sims
Edwin L. Russell
Members of the Audit Committee

FEES PAID TO INDEPENDENT AUDITOR

    The Company's independent auditor, KPMG LLP, was paid fees for both audit and non-audit engagements during fiscal year 2000.

    Audit Fees:  Total audit fees paid were $334,000 for professional services rendered for the audit of the Company's annual financial statements for fiscal 2000 and for reviews of the financial statements included in the Company's Forms 10-Q for fiscal 2000.

    All Other Fees:  Total fees paid for services other than audit or financial information systems design and implementation services were $1,266,000. Fees relating to consulting associated with changes in the Company's retirement plans and the implementation of a sales subsidiary accounted for the material portion of the non-audit fees. The Audit Committee has determined that the provision of non-audit services by the Company's independent auditor was compatible with maintaining the auditor's independence.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Overview and Philosophy.  The Executive Compensation Committee of the Board of Directors is composed entirely of outside directors and is responsible for reviewing and developing executive compensation plans of the Company. In addition, the Executive Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

    The objectives of the Company's executive compensation program are to:

  •
  Motivate executives to achieve corporate goals by placing a significant portion of pay at risk.

  •
  Provide a strong link between the Company's short- and long-term goals and executive compensation.

  •
  Provide competitive total compensation in order to attract and retain high-caliber key executives critical to the long-term success of the Company.

  •
  Align the executives' interests with those of the shareholders by providing a significant portion of compensation in Company Common Stock.

    The executive compensation program is intended to provide an overall level of compensation opportunity that is competitive with other U.S. durable goods manufacturing companies. To determine competitiveness, the Committee annually uses sales volume adjusted data from a top-management compensation survey. This data is verified every three to four years through the use of an outside consultant which compares all aspects of the Company's executive compensation with that of other similar companies. Actual compensation levels may be greater or less than average competitive levels depending on annual and long-term Company performance, individual performance against goals set at the beginning of the year, and scope of responsibilities as compared to a similar position within the surveys. The Executive Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment by external, internal or individual circumstances.

    The Company's policy is to structure its compensation programs, where possible, to qualify for exemptions from the deduction limitations under the Internal Revenue Code Section 162(m). Certain of the Company's compensation plans should qualify for exemption from the deduction limitations under this Section.

    Executive Compensation Program.  The Company's executive compensation program is comprised of base salary, annual cash incentive compensation and long-term incentive compensation in the form of cash-based awards, stock awards, Restricted Stock grants, and stock options. The long-term plans have a significant portion of their payout in Company Common Stock. In addition, executives receive various benefits, including medical and retirement plans, generally available to employees of the Company.

    Base Salary.  Base salary levels for the Company's executives are competitively set relative to the average of other U.S. durable goods manufacturing companies of similar size. In determining salaries, the Executive Compensation Committee also takes into account individual experience, performance, and scope of responsibility, although no particular weight is given to any one factor.

    Annual Cash Incentive Compensation.  The purpose of the annual cash incentive program is to provide a direct financial incentive in the form of annual cash incentives to executives to achieve their business units' and/or the Company's annual goals. Target incentive awards are set at a level consistent with the averages of other U.S. durable goods manufacturers, after adjusting for sales volume. In fiscal 2000, Company and business unit economic profit improvement was the financial metric used for the annual incentive plan. Economic profit is based on the Company's net operating profit after taxes less a charge for net assets used in the business. Executives can earn incentive compensation based on the level of economic profit improvement year over year.

    Stock Incentive Plans.  The stock incentive plans are the Company's long-term incentive plans for executive officers and key managers. The objectives of the program are to align executive and shareholder long-term interests by creating a direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock. In order to better define for executives the minimum amount of stock that should be held, the Executive Compensation Committee established in 1993 executive stock holding guidelines. These guidelines, which were revised late in 1997, identify the amount of stock (restricted and unrestricted) each executive should hold as a multiple of his or her base pay. The current guidelines are: CEO—6 times base salary and Vice Presidents—3 times base salary. Each year, the Committee reviews the progress of each executive towards those goals.

    The Executive Compensation Committee annually grants a variety of stock-based awards under the Company's stock incentive plans. The amount of the awards increases as a function of higher salary and position in the Company. The award amounts, as a percent of base salary, are reviewed and adjusted, as necessary, to ensure their competitiveness. The last review, conducted in 2000, showed that the Company's executive pay was competitive.

    During 2000, the following types of awards were granted:

  •
  Management Incentive Plan

    Awards earned under this plan vest over a three-year period from the date of issuance.

  •
  Restricted Stock

    These grants vest 100% at the end of the restriction period.

  •
  Stock Options

    These options permit executives to purchase Company stock during a ten-year period at the price in effect at the beginning of that period.

  •
  Short-term Incentive Plan

    These awards will be made in either cash or deferred stock units.

    Chief Executive Officer Compensation.  Ms. Dolan's fiscal 2000 base salary and incentive award were determined by the Executive Compensation Committee in accordance with the methodology described above.

    Base Salary—Ms. Dolan's total base salary for fiscal 2000 was $367,500. This amount approximates the market average for durable goods manufacturing companies of similar size.

    Annual Incentive—For fiscal 2000, Ms. Dolan has elected deferred stock units in lieu of cash. Accordingly, 4,286 units were awarded to Ms. Dolan.

    Long-Term Performance Grants—Ms. Dolan received in 2000 a Management Incentive Plan award equal to 47% of her total base salary and a Restricted Stock grant of $24,998. She also received a stock option grant in 1999 which covered 1999, 2000, and 2001.

Arthur D. Collins, Chairman	Edwin L. Russell
David C. Cox	Frank L. Sims
William I. Miller
Members of the Executive Compensation Committee

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company (the "named executive officers").

Long-Term Compensation
Awards
	Annual Compensation					Payouts
Restricted Stock Award(s)(3) ($)
Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)		Securities Underlying Options (#)	LTIP Payouts(4) ($)	All Other Compensation(5) ($)
Janet M. Dolan President and Chief Executive Officer	2000 1999 1998	367,500 327,500 288,003	274,437 38,415 166,358	24,998 35,000 28,288	0 95,073 21,696	282,559 185,958 218,388	23,420 17,599 18,463
James H. Moar(6) Chief Operating Officer	2000 1999 1998	285,996 288,763 117,466	164,428 13,939 55,756	15,987 27,520 11,789	16,100 25,665 11,000	0 0 0	17,462 9,072 0
Thomas J. Vander Bie Senior Vice President, NA Commercial Sales	2000 1999 1998	219,567 210,964 198,596	69,914 86,664 91,529	12,015 21,120 20,367	10,052 9,650 6,711	85,973 86,079 101,807	0 0 0
Keith D. Payden Chief Information Officer	2000 1999 1998	195,157 191,330 191,326	78,363 44,667 79,274	12,015 19,120 19,199	4,900 10,343 6,437	126,638 111,990 133,094	32,294 32,667 34,112
Anthony T. Brausen(7) Vice President, Chief Financial Officer and Treasurer	2000	172,154	76,481	51,276	5,200	0	0

(1)
A deferral plan is provided for Tennant executives, which allows them to defer a portion of their salary. Executives may elect to defer up to 25% of their current year salary. The amounts shown in the above table for 1998, 1999, and 2000 include any amounts thus deferred.

  Payout is made in cash within 10 years of termination of employment. Interest is paid on these deferred amounts at a rate set annually by the Executive Compensation Committee. For 2001, the interest rate has been set at 6.75% of the amounts deferred. Of the total 2000 salaries shown in the table, the following deferral has been made: Mr. Payden, $19,513.

(2)
Amounts for 2000 represent Management Incentive Plan payouts and any annual incentive amounts. The Management Incentive Plan amounts for 2000 are as follows: Ms. Dolan, $103,007; Mr. Moar, $44,390; Mr. Vander Bie, $19,707; and Mr. Payden, $14,659. In an effort to increase senior management stock holdings and facilitate shareholder alignment for 2000, senior managers were offered the opportunity to receive deferred stock units in lieu of the short-term cash award at a rate of $1.20 in deferred stock units for each dollar of cash bonus earned. The stock price of $44.85 was set at the closing price on the date of grant. Amounts of annual incentive taken in cash for the year 2000 are Mr. Vander Bie, $50,207; Mr. Payden, $31,852; and Mr. Brausen, $30,592. Amounts taken as deferred stock units are as follows: Ms. Dolan, $171,430; Mr. Moar, $120,038; Mr. Payden, $31,852; and Mr. Brausen, $45,889.

(3)
The value of the Restricted Stock awards was determined by multiplying the fair market value of the Company's Common Stock on the date of grant by the number of shares awarded. As of December 31, 2000, and using the fair market value of the Company's Common Stock as of that date, the number and value of aggregate Restricted Stock award holdings were as follows: 749 shares ($35,952) by Ms. Dolan; 479 shares ($22,992) by Mr. Moar; 360 shares ($17,280) by Mr. Vander Bie; 360 shares ($17,280) by Mr. Payden; and 1,615 shares ($77,520) by Mr. Brausen. These shares of Restricted Stock have a two-year vesting period, from respective dates of issuance. Dividends are paid on Restricted Stock awards at the same time and rate as paid to all shareholders.

(4)
Amounts represent the dollar value of Performance Shares paid out in each fiscal year. Performance Shares were paid in Common Stock on a share-for-share basis with respect to a minimum of 50% of the Performance Shares earned (valued, for this purpose, as of December 31 of the respective years of payment), and the balance was paid in cash. Participants may elect to defer such payouts, and if so elected, payout is made, in cash, within ten years of termination of employment. Interest is paid on these deferred amounts at a rate set annually by the Executive Compensation Committee. For 2001, the interest rate has been set at 6.75% of the amounts deferred. Payments thus deferred are reported in the table for the year in which they would have been paid but for such deferral election. Of the total LTIP payouts set forth in the table, the following amount was deferred: Mr. Payden, $126,638.

(5)
Amounts represent payments under the Company's Profit Sharing and Employee Stock Ownership Plan and the Company's Excess Benefit Plan as follows: (a) Profit Sharing Contributions (up to 5% of certified earnings, the first 2% of which are contributed to participants' accounts through the allocation of Company Common Stock from the unallocated ESOP reserve, with the remainder (if any) of such contributions paid to the participants in cash) were paid as follows for 1998, 1999, and 2000, respectively: $6,717.21, $9,039.35, and $8,183.55 to Ms. Dolan; $0, $5,320.66, and $7,003.96 to Mr. Moar; and $5,293.87, $6,174.34, and $5,697.64 to Mr. Payden; (b) employer Matching Contributions relating to employee Individual Shelter Contributions (Internal Revenue Code Section 401(k) contributions) were paid as follows for 1998, 1999, and 2000, respectively, through the allocation of Company Common Stock from the unallocated ESOP reserve: $2,240.00, $1,310.00, and $2,380.00 to Ms. Dolan; $0, $1,274.15, and $2,380.00 to Mr. Moar; and $2,240.00, $2,240.00, and $2,380.00 to Mr. Payden; (c) Profit Related Retirement Contributions were paid as follows for 1998, 1999, and 2000 respectively: $13,520.00, $12,409.60, and $13,822.70 to Mr. Payden; and (d) Excess Benefit Plan awards were made as follows for 1998, 1999, and 2000, respectively: $9,505.58, $7,249.95, and $12,856.50 to Ms. Dolan; $0, $2,476.94, and $8,078.49 to Mr. Moar; and $13,057.80, $11,842.90, and $10,393.18 to Mr. Payden.

(6)
Mr. Moar was first appointed as an executive officer in mid-1998.

(7)
Mr. Brausen was first appointed as an executive officer in March 2000.

STOCK OPTION AWARDS IN LAST FISCAL YEAR

    The following table summarizes Stock Option awards made during the last fiscal year under the Tennant Company 1992, 1995, and 1999 Stock Incentive Plans (collectively, the "Plan") for the named executive officers.

			% of Total Options Granted to Employees During Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for the Option Term(5)
	Options Granted (#)			Exercise Price ($/sh)(4)	Expiration Date
Name						5% ($)	10% ($)
Janet M. Dolan	0	(1)	0.0			0	0
James H. Moar	16,100	(2)	8.4	32.1250	2/24/10	325,272	824,304
Thomas J. Vander Bie	8,300 263 1,129 10,052	(2) (3) (3)	4.3 0.3 0.6	32.1250 31.7500 31.7500	2/24/10 2/21/06 2/26/07	167,687 6,727 14,593	424,952 15,262 34,007
Keith D. Payden	4,900	(2)	2.6	32.1250	2/24/10	98,996	250,875
Anthony T. Brausen	5,200	(2)	2.7	31.6250	3/13/10	103,422	262,091

(1)
Ms. Dolan received a stock option grant in 1999 which covered 1999, 2000, and 2001.

(2)
All such options granted under the Plan are nonqualified options, and are exercisable 25% per year, on a cumulative basis, beginning one year after the date of the grant. Such options become immediately exercisable, however, upon (a) death, disability, or retirement of the holder, or (b) a change of control (defined as certain changes in the Company's Board of Directors, certain concentrations of voting power, certain mergers, sales of corporate assets, statutory share exchanges or similar transactions, or liquidation or dissolution of the Company). The holder is permitted to pay the exercise price and withholding taxes due upon exercise with either cash, shares of Common Stock, a reduction in the number of shares delivered to the holder, or a combination of these alternatives.

(3)
Reload option grants contain the same features mentioned in footnote 2 except that they are immediately exercisable. Their exercise period is the remainder of the initial ten-year option period.

(4)
The exercise price of such options is not less than the Fair Market Value (as defined in the Plan) of a share of Common Stock at the time of grant.

(5)
The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission, and therefore are not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES(1)

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(3)
	Shares Acquired on Exercise
		Value Realized(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Janet M. Dolan	0	0	68,853	63,722	1,023,823	833,376
James H. Moar	0	0	20,565	32,200	253,407	416,813
Thomas J. Vander Bie	2,000	12,300	12,477	17,300	175,887	253,051
Keith D. Payden	0	0	15,533	11,500	238,704	168,501
Anthony T. Brausen	0	0	0	5,200	0	85,150

(1)
Fiscal year ended December 31, 2000.

(2)
Value realized equals the number of shares exercised multiplied by the difference between market price and option price, before any provision for taxes.

(3)
Market value of underlying securities at fiscal year-end minus the exercise price.

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

    The Company issues deferred stock units (DSUs) under its Management Incentive Plan and its 1999 Stock Incentive Plan. DSUs refer to units awarded corresponding in number and value to a specified number of shares of common stock of the Company. When the units mature, they are revalued to reflect the then current value of the stock. The DSUs are paid out 50% in stock and 50% in cash. The cash can be used to cover the taxes due at payout. DSUs were issued in early 2001 with respect to bonus and incentive awards that were granted at the beginning of fiscal 2000 relating to fiscal 2000 performance.

  Deferred Stock Unit Awards from 1998 Management Incentive Plan in Lieu of Short-Term Incentive Cash Award

    Under the Company's Management Incentive Plan, executives may request at the beginning of the year that the Company make payout of their cash bonus amount in cash, DSUs or a percentage of each. An executive receiving DSUs is awarded DSUs at a rate of $1.20 for each dollar of cash bonus earned. The executive is vested in the 100% base amount of the award at the time of grant. The 20% premium awarded to executives who elect DSUs becomes vested three years after the date of issuance and is paid out if the executive is still employed by the Company at such time. The executive will receive to a pro rata portion of the premium amount if the executive's employment is terminated earlier by reason of death, disability or retirement. The DSUs reported below reflect only the DSUs relating to the 20% premium amount.

			Estimated Future Payouts
	Number of Units	Period Until Maturation
Name			Target ($)
Janet M. Dolan	764	2003	34,286
James H. Moar	535	2003	24,008
Thomas J. Vander Bie	0	—	0
Keith D. Payden	142	2003	6,370
Anthony T. Brausen	205	2003	9,178

  Long-Term Incentive Plan Deferred Stock Unit Awards from 1999 Stock Incentive Plan

    To continue aligning senior management's interests with shareholders' interests, the Company's 1999 Stock Incentive Plan was revised to clarify that performance awards can be paid in the form of DSUs. The DSUs vest as to one-third of the award on each of the first three anniversaries of the end of the performance period in respect of which they were issued and are paid out immediately upon vesting. Unvested DSUs terminate at the time that the executive's employment is terminated, unless the termination is by reason death, disability or retirement, in which event the executive receives a pro rata portion of the unvested DSUs.

			Estimated Future Payouts
Name	Number of Units	Period Until Maturation	Target ($)
Janet M. Dolan	3,822	2001-2003	171,430
James H. Moar	1,784	2001-2003	80,026
Thomas J. Vander Bie	686	2001-2003	30,779
Keith D. Payden	407	2001-2003	18,281
Anthony T. Brausen	640	2001-2003	28,727

MANAGEMENT AGREEMENTS

    The Company is a party to management agreements (the "Agreements") with certain of the executive officers of the Company. The purpose of each of the Agreements is to encourage the executive (a) to continue to carry out his or her duties in the event of the possibility of a change in control of the Company, and (b) to remain in the service of the Company in order to facilitate an orderly transition in the event of an actual change in control of the Company.

    Under the terms of each of the Agreements, if, between the occurrence of a change in control of the Company and the three-year anniversary date of such occurrence, an executive's employment is involuntarily terminated (for any reason other than death, disability, or for cause), the executive will be entitled to receive severance compensation. If an executive resigns after certain changes in the executive's duties, compensation, benefits or work location, the executive shall be deemed to have been involuntarily terminated. Severance compensation is payable also if the termination occurs before the change of control but after steps to change control have been taken. Severance compensation consists of three times the executive's average annual taxable compensation during the five taxable years preceding the change in control plus the continuation of certain insurance benefits, minus $1.00, subject to reduction for payments under employee benefit plans of the Company contingent upon a change in control of the Company and for the amount of any other severance compensation paid by the Company to the executive under any other agreement of the Company providing compensation in the event of involuntary termination. As of the date of this Proxy Statement, the total severance compensation for Ms. Dolan would be $1,620,921; Mr. Moar, $920,949; Mr. Vander Bie, $1,281,034; Mr. Brausen, $578,399, and Mr. Payden, $874,551. The Company also will reimburse an executive for legal fees and expenses incurred in resolving disputes under the Agreement.

TENNANT COMPANY PENSION PLAN

    The Tennant Company Pension Plan provides fixed retirement benefits for certain employees of the Company. Based upon certain assumptions, including continuation of the Pension Plan as of January 1, 2001, as amended effective January 1, 2001, the following table shows the annual retirement benefits (including the additional retirement benefits described in the second sentence under "Tennant

Company Excess Benefit Plan" below) which would be payable as a straight life annuity commencing at age 65 to persons at various salary levels after specified years of service.

	Years of Service
Annual Compensation	10	15	20	25	30
$50,000	4,862	7,293	9,724	12,155	14,586
100,000	11,862	17,793	23,724	29,655	35,586
150,000	18,862	28,293	37,724	47,155	56,586
200,000	25,862	38,793	51,724	64,655	77,586
250,000	32,862	49,293	65,724	82,155	98,586
300,000	39,862	59,793	79,724	99,655	119,586
350,000	46,862	70,293	93,724	117,155	140,586
400,000	53,862	80,793	107,724	134,655	161,586
450,000	60,862	91,293	121,724	152,155	182,586
500,000	67,862	101,793	135,724	169,655	203,586
550,000	74,862	112,293	149,724	187,155	224,586
600,000	81,862	122,793	163,724	204,655	245,586
650,000	88,862	133,293	177,724	222,155	266,586

    Under the Pension Plan, benefits are payable based upon a percentage of a participant's final average pay excluding bonus, overtime or other special forms of remuneration. Currently under ERISA, as amended, the maximum annual amount that can be paid during 2001 to any individual is $140,000. Amounts in excess of that maximum as well as amounts based on compensation that is excluded from the Plan formula by ERISA or the terms of the Plan are covered under the Tennant Company Excess Benefit Plan. The years of credited service under the Pension Plan for the named executive officers are: Ms. Dolan 14 years, Mr. Moar 3 years and Mr. Brausen 1 year. If Ms. Dolan, Mr. Moar or Mr. Brausen were to retire currently, the final average pay used by the Plan to determine benefits payable pursuant to the above table as of December 31, 2000, would be $371,886 for Ms. Dolan, $242,660 for Mr. Moar and $201,826 for Mr. Brausen.

    The figures above are not subject to deductions for Social Security or other offset amounts.

TENNANT COMPANY EXCESS BENEFIT PLAN

    An Excess Benefit Plan provides additional retirement benefits for highly compensated employees participating in the Tennant Company Profit Sharing and Employee Stock Ownership Plan or the Pension Plan. Employees participating in the Excess Benefit Plan will receive a retirement benefit equal to the additional benefits which would have been provided under the Pension Plan if (a) the limitations imposed by Sections 401(a)(17) and 415 of the Internal Revenue Code were not applicable, and (b) management bonuses were included in certified earnings for the year in which they were earned, and (c) deferred salaries were included in certified earnings for the plan year in which such amounts would have been paid in the absence of the deferral. Employees participating in the Excess Benefit Plan also receive cash payments of amounts which would have been contributed by the Company to the Tennant Company Profit Sharing and Employee Stock Ownership Plan as Profit Sharing Contributions or Matching Contributions if various limitations imposed by the Internal Revenue Code were not applicable.

COMPARATIVE STOCK PERFORMANCE

    The graph below compares the cumulative total shareholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return over the same period on the following indexes:

  •
  Overall Stock Market Performance (Media General Composite Index)

  •
  Industry Index (Media General Industry Groups Index 62—Industrial Goods, Manufacturing)

    This assumes an investment of $100 in the Company's Common Stock, the Media General Composite Index and the Media General Industry Index on December 31, 1995, with reinvestment of all dividends.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

Assumes $100 invested on December 31, 1995, with dividends reinvested.

	12/31/95	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00
Tennant Company	100.00	118.47	160.24	180.14	150.29	224.78
Overall Stock Market Performance Index (Media General)	100.00	120.77	156.82	191.71	233.86	211.11
Industry Index (Media General)	100.00	117.50	140.33	121.08	133.75	121.84

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all Section 16(a) filing requirements were met for the year ended December 31, 2000.

APPROVAL OF AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN

INTRODUCTION

    The Company's Board of Directors, following approval by the Executive Compensation Committee of the Board, authorized the adoption of the Tennant Company 1999 Stock Incentive Plan (the "1999 Plan") effective as of January 1, 1999 and the shareholders approved the 1999 Plan on May 6, 1999. On February 23, 2001, the Board of Directors approved the amendment and restatement of the 1999 Plan, subject to obtaining approval by the shareholders of the Company prior to May 31, 2001. A copy of the Amended and Restated 1999 Stock Incentive Plan (the "Restated 1999 Plan"), is attached as Appendix B to this Proxy Statement, and this discussion is qualified in its entirety by reference to the full text of the Restated 1999 Plan.

    The Executive Compensation Committee and the Board of Directors believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company's compensation programs have been designed to motivate key personnel to produce a superior shareholder return.

    In addition to the 1999 Plan, the Company issues stock-based compensation awards under the 1995 Stock Incentive Plan (the "1995 Plan"), under which 462,442 shares have been issued or are reserved for issuance pursuant to outstanding awards under the 1995 Plan and 37,578 shares are available for future awards. The Company also issues awards under the 1998 Management Incentive Plan (the "1998 Management Plan") under which 20,018 shares have been issued or are reserved for issuance pursuant to outstanding awards under the 1998 Management Plan and 70,982 shares are available for future awards. The Company also has issued awards under the 1992 Stock Incentive Plan (the "1992 Plan"), under which 229,770 shares have been issued or are reserved for issuance pursuant to outstanding awards under the 1992 Plan. The 1992 Plan expired and no additional awards will be made thereunder. In addition, the Company issues restricted stock to the non-employee directors on the Board of Directors under the Restricted Stock Plan for Nonemployee Directors under which 54,938 shares have been issued and 70,062 shares are available for future awards. The Company also issues stock options to the non-employee directors on its Board of Directors under the Non-Employee Director Stock Option Plan under which 64,400 shares have been issued or are reserved for issuance pursuant to outstanding awards and 85,600 shares are available for future awards. Grants and awards heretofore or hereafter made under each of these plans will be governed by such plans.

    The Restated 1999 Plan is designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), regarding deductibility of executive compensation. The basic features of the Restated 1999 Plan are summarized below.

PROPOSED AMENDMENT AND RESTATEMENT

    Effective upon obtaining shareholder approval, the Board of Directors approved the amendment and restatement of the 1999 Plan. The amendment of the 1999 Plan increases the number of shares of Common Stock that may be issued under the 1999 Plan from 500,000 to 975,000. The purpose of this amendment is to ensure that the Company has flexibility to meet its foreseeable future needs for granting incentive awards.

    In addition, the Restated 1999 Plan clarifies that an Award of Performance Shares (as defined in the Restated 1999 Plan) may be payable in the form of deferred stock units providing for deferred payments of cash and shares of Common Stock of the Company and to include economic profit as a possible performance target for Awards of Performance Shares.

    Upon effectiveness of the Restated 1999 Plan, the Restated 1999 Plan will amend and restate the 1999 Plan and all grants of awards thereunder will be governed by the terms of the Restated 1999 Plan.

PURPOSE

    The purpose of the Restated 1999 Plan is to motivate key personnel to produce a superior return to the shareholders of the Company by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate performance. The Restated 1999 Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

ADMINISTRATION

    The Restated 1999 Plan is administered by a committee (the "Committee") of three or more directors who are "non-employee directors" within the meaning of Rule 16b-3 ("Exchange Act Rule 16b-3") under the Securities Exchange Act of 1934 (the "Exchange Act"). The Restated 1999 Plan is administered by the Executive Compensation Committee of the Board of Directors, all of whose members are both "non-employee directors" for purposes of Exchange Act Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Code. The Committee has the exclusive power to make awards under the Restated 1999 Plan, to determine when and to whom awards will be granted, and to fix the form, amount, and other terms and conditions of each award, subject to the provisions of the Restated 1999 Plan. The Committee has the authority to interpret the Restated 1999 Plan and any award or agreement made under the Restated 1999 Plan, to establish, amend, waive, and rescind any rules and regulations relating to the administration of the Restated 1999 Plan, to determine the terms and provisions of any agreements entered into under the Restated 1999 Plan (not inconsistent with the Restated 1999 Plan), and to make all other determinations necessary or advisable for the administration of the Restated 1999 Plan. The Committee may delegate all or part of its responsibilities under the Restated 1999 Plan to persons who are not "non-employee directors" within the meaning of Exchange Act Rule 16b-3 for purposes of determining and administering awards solely to employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

ELIGIBILITY AND NUMBER OF SHARES

    All employees of the Company and its affiliates are eligible to receive awards under the Restated 1999 Plan. The Company and its affiliates currently have approximately 2,400 employees. Awards other than incentive stock options (see "Types of Awards" below) also may be awarded by the Committee to individuals who are not employees but who provide services to the Company or its affiliates in the capacity of an independent contractor.

    As of March 1, 2001, the total number of shares of Company Common Stock available for distribution under the 1999 Plan was 500,000 (subject to adjustment for future stock splits, stock dividends, and similar changes in the capitalization of the Company), of which 465,136 shares have been issued or are reserved for issuance pursuant to outstanding awards under the 1999 Plan and 34,864 shares are available for future awards. If the Restated 1999 Plan is approved by the shareholders, the total number of shares available for distribution under the Restated 1999 Plan will be 975,000.

    No participant may receive any combination of options and stock appreciation rights relating to more than 50,000 shares in the aggregate in any year under the Restated 1999 Plan. No participant may receive performance shares relating to more than 50,000 shares pursuant to awards in any year under the Restated 1999 Plan. No more than 150,000 shares in the aggregate may be issued pursuant to awards of performance shares to all participants under the Restated 1999 Plan during the term of the 1999 Restated Plan. No more than 25% of all shares subject to the Restated 1999 Plan may be granted in the aggregate pursuant to restricted stock and other stock-based awards (as defined in "Types of Awards" below). The closing sale price of a share of the Company's Common Stock on the New York Stock Exchange on March 5, 2001 was $42.90 per share.

    The Restated 1999 Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendment by the Company (with the approval of the Committee), provided that no amendment that is deemed by the Committee to be materially adverse to the participant may be made unilaterally unless it is required by law. Any shares of Company Common Stock subject to an award under the Restated 1999 Plan which are not used because the award expires without all shares subject thereto having been issued or because the terms and conditions of the award are not met may again be used for an award under the Restated 1999 Plan. Any shares that are the subject of awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such award also may again be used for an award under the Restated 1999 Plan. Moreover, if a participant exercises a stock appreciation right, any shares covered by the stock appreciation right in excess of the number of shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of shares equal in value to the amount of such settlement, based on the fair market value, as defined in the Restated 1999 Plan, of such shares on the date of such exercise) may again be used for an award under the Restated 1999 Plan. If, in accordance with the Restated 1999 Plan, a participant uses shares to pay a purchase or exercise price, including an option exercise price, or to satisfy tax withholdings, such shares may again be used for an award under the Restated 1999 Plan.

TYPES OF AWARDS

    The types of awards that may be granted under the Restated 1999 Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance shares, and other stock-based awards (awards of, or based on, stock other than options, stock appreciation rights, restricted stock or performance shares). Subject to certain restrictions applicable to incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee, but in no event may the term of an award be longer than ten years after the date of grant.

    In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the Restated 1999 Plan are as follows:

    Incentive and Nonqualified Stock Options.  Both incentive and nonqualified stock options may be granted to recipients at such exercise prices as the Committee may determine but not less than 100% of their fair market value (as defined in the Restated 1999 Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that, unless applicable federal tax laws are modified, (a) no incentive stock options may be granted more than ten years after the effective date of the Restated 1999 Plan; (b) an incentive stock option shall not be exercisable more than ten years after the date of grant; and (c) the aggregate fair market value of the shares of Company Common Stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 under the Restated 1999 Plan or any other plan of the Company. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of stock of the Company.

    The purchase price payable upon exercise of options may be paid in cash, or, if the Committee permits, by reducing the number of shares delivered to the participant or by delivering stock already owned by the participant (where the fair market value of the shares withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the related agreement. The participants may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price. The agreement relating to any option may provide for the issuance of "reload" options pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the participant will, either automatically or subject to subsequent Committee approval, be granted a new option when the payment of the exercise price of the original option, or the payment of tax withholdings, is made through the delivery to the Company of shares held by such participant. The reload option will be a fully vested option to purchase the number of shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original option, will have a per share exercise price equal to the fair market value of a share as of the date of exercise of the original option, and will otherwise have terms and conditions as contained in the original option.

    Stock Appreciation Rights and Performance Shares.  The value of a stock appreciation right granted to a recipient is determined by the appreciation in Company Common Stock, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 100% of the fair market value of the specified number of shares of Company Common Stock to which the right relates determined as of the date the stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option.

    Performance shares entitle the recipient to payment in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. With respect to recipients who are "covered employees" under Section 162(m) of the Code, such performance targets will consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profits after taxes), economic profit, inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate, or individual performance. The value in dollars is determined when the award is earned based on the fair market value of a share on the last day of the performance period.

    Payments with respect to stock appreciation rights and performance shares may be paid, as determined by the Committee, in cash, shares of Company Common Stock, or a combination of cash and shares, and payments with respect to performance shares may also be paid in deferred stock units providing for deferred payments of cash and shares. The Committee may require or permit participants to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the Restated 1999 Plan.

    Restricted Stock and Other Stock-Based Awards.  Company Common Stock granted to recipients may contain such restrictions as the Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Awards of restricted stock may, in the discretion of the Committee, provide the participant with dividends and voting rights prior to vesting. No award of restricted stock may vest earlier than one year from the date of grant, except in the circumstances provided in the applicable agreement. The Committee may also from time to time grant awards of unrestricted stock or other stock-based awards such as awards denominated in stock units, securities convertible into stock, and phantom securities.

TRANSFERABILITY

    During the lifetime of a participant to whom an award is granted, only such participant (or such participant's legal representative or, if so provided in the applicable agreement in the case of a nonqualified stock option, a permitted transferee as hereafter described) may exercise an option or stock appreciation right or receive payment with respect to performance shares or any other award. No award of restricted stock (prior to the expiration of the restrictions), options, stock appreciation rights, performance shares, or other award (other than an award of stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so will not be effective, except that an agreement may provide that: (a) an award may be transferable to a successor in the event of a participant's death and (b) a nonqualified stock option may be transferable to any member of a participant's "immediate family" (as such term is defined in Rule 16a-1(e) under the Exchange Act) or to a trust whose beneficiaries are members of such participant's "immediate family" or partnerships in which such family members are the only partners, provided that the participant receives no consideration for the transfer and such transferred nonqualified stock option will remain subject to the same terms and conditions as were applicable to such option immediately prior to its transfer.

ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS

    The Committee may accelerate vesting requirements, performance periods, and the expiration of the applicable term or restrictions, and adjust performance targets and payments, upon such terms and conditions as are set forth in the participant's agreement, or otherwise in the Committee's discretion, which may include, without limitation, acceleration resulting from a "change in control" or a "fundamental change" (as those terms are defined in the Restated 1999 Plan), or the participant's death, disability, or retirement.

DURATION, ADJUSTMENTS, MODIFICATIONS, TERMINATIONS

    The Restated 1999 Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the Restated 1999 Plan is terminated as described below.

    In the event of a "fundamental change," recapitalizations, stock dividends, stock splits, or other relevant changes, the Committee has the discretion to adjust the number and type of shares available for awards or the number and type of shares and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and outstanding awards of performance shares and payments with regard thereto. Adjustments in performance targets and payments on performance shares are also permitted upon the occurrence of such events as may be specified in the related agreements, which may include a "change in control."

    The Restated 1999 Plan also gives the Board the right to amend, modify, terminate or suspend the Plan, except that amendments to the Plan are subject to shareholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation.

    Under the Restated 1999 Plan, the Committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments to the recipients in the event of a "fundamental change" (defined as certain dissolutions, liquidations, mergers, consolidations, statutory share exchanges, or other similar events involving the Company).

FEDERAL TAX CONSIDERATIONS

    The Company has been advised by its counsel that awards made under the Restated 1999 Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

    Incentive Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the Restated 1999 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a long-term capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

    Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. Such capital gain or loss will be long-term of short-term based upon how long the shares were held. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequence of such disqualifying disposition will be as described above.

    The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed below.

    Nonqualified Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a nonqualified stock option is granted under the Restated 1999 Plan. At the time of exercise of a nonqualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

    Stock Appreciation Rights and Performance Shares.  Generally: (a) the recipient will not realize income upon the grant of a stock appreciation right or performance share award; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash or shares of Common Stock are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance share award; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common Stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the recipient upon exercise of a stock appreciation right or in payment of a performance share award are the same as described below with respect to a disposition of unrestricted shares.

    Restricted and Unrestricted Stock.  Unless the recipient files an election to be taxed under Section 83(b) of the Code: (a) the recipient will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

    With respect to awards of unrestricted stock: (a) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction upon the grant of the unrestricted stock and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

    When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

WITHHOLDING

    The Restated 1999 Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

VOTING REQUIREMENTS; RECOMMENDATION

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of the Restated 1999 Plan. Proxies solicited by the Board of Directors will be voted for approval of the Restated 1999 Plan unless shareholders specify otherwise in their proxies.

    For this purpose, a shareholder voting through a Proxy who abstains with respect to approval of the Restated 1999 Plan is considered to be present and entitled to vote on the approval of the Restated 1999 Plan at the Annual Meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the approval of the Restated 1999 Plan shall not be considered present and entitled to vote on the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN.

APPOINTMENT OF AUDITORS

    At the meeting, a vote will be taken on a proposal to ratify the appointment of KPMG LLP as independent auditors of the Company for the year ending December 31, 2001. KPMG LLP are independent accountants and auditors who have audited the accounts of the Company annually since 1954. The Company has been advised that a representative of the firm will attend the shareholders' meeting. The representative will be available to respond to appropriate questions and will be given the opportunity to make a statement if the firm desires to do so.

SHAREHOLDER PROPOSALS

    Any shareholder proposal intended to be presented at the year 2002 Annual Meeting should be sent to the Secretary of the Company at 701 North Lilac Drive, P.O. Box 1452, Minneapolis, Minnesota

55440, and must be received on or before November 30, 2001, to be eligible for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. If notice of any other shareholder proposal intended to be presented at the year 2002 Annual Meeting but not intended to be included in the Company's Proxy Statement and form of Proxy for such meeting is not received by the Company on or before February 2, 2002, the Proxy solicited by the Board of Directors of the Company for use in connection with that meeting may confer authority on the Proxies named to vote in their discretion on such proposal without any discussion in the Company's Proxy Statement for that meeting of either the proposal or how such Proxies intend to exercise their voting discretion.

    See "Directors—Election of Directors" with regard to certain requirements for nomination of persons for election as directors.

OTHER MATTERS

    So far as the management is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the same in accordance with their judgment on such other matters.

March 30, 2001

By Order of the Board of Directors
James J. Seifert, Secretary

Appendix A

TENNANT COMPANY
AUDIT COMMITTEE CHARTER

Organization

    The Audit Committee of the Tennant Company (the "Committee") shall consist of at least three directors, including a chairperson. The Committee shall include only independent directors as defined by the New York Stock Exchange rules. Each member of the Committee shall be financially literate or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise as the foregoing qualifications are interpreted by the Board of Directors (the "Board") in its business judgement.

Statement of Policy

    The Committee shall provide oversight on matters relating to accounting, financial reporting, internal control, auditing, and regulatory compliance activities.

Responsibilities

    The Audit Committee's responsibilities are broad and significant. In the course of its oversight of independent auditors as provided under this charter, the Committee will be guided by the premise that the independent auditors are ultimately accountable to the Board and the Committee. Selection of the independent auditors shall be made by the Board following a recommendation by the Audit Committee. In addition, the Audit Committee shall:

  •
  Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

  •
  Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and recommend approval by the Board.

  •
  Review with the independent auditor any significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

  •
  Review major changes to the Company's accounting methods, principles and practices that are recommended by the independent auditor, internal auditors or management.

  •
  Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

  •
  Approve the fees to be paid to the independent auditor.

  •
  Receive periodic reports from the independent auditor regarding the auditor's independence consistent with the Independence Standards Board Standard No.1, discuss such reports with the auditor and, if so determined by the Audit Committee, recommend that the full Board take appropriate action to satisfy itself of the independence of the auditor.

  •
  Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

  •
  Review any appointment or replacement of the Senior Internal Auditing Executive.

A-1

  •
  Review any significant reports to management prepared by the independent auditors or the Internal Auditing Department and management's responses.

  •
  Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

  •
  Obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

  •
  Discuss with the independent auditor the matters required to be discussed by Statement on Accounting Standards No. 61 related to the conduct of the audit.

  •
  Review with the independent auditor any problems or difficulties the auditor may have encountered. Such reviews should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

  •
  Prepare the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  •
  Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies, and any management material reports or inquiries received from regulatory or governmental agencies.

  •
  Review annually a summary of executive officers' travel and entertainment expenses.

  •
  Meet at least annually with the Chief Financial Officer, the Senior Internal Auditing Executive and the independent auditor in separate executive sessions.

  •
  Consider whether the provision of the services by the independent auditor (other than those services rendered in respect of the audit or review of the Company's annual or quarterly financial statements) is compatible with maintaining the independent auditor's independence.

    While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in compliance in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations and the Company's code of conduct.

A-2

Appendix B

TENNANT COMPANY
AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN

1.
Purpose. The purpose of this Amended and Restated 1999 Stock Incentive Plan (the "Plan"), is to motivate key personnel to produce a superior return to the shareholders of Tennant Company (the "Company") and its Affiliates by offering such individuals an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

2.
Definitions. The capitalized terms used in this Plan have the meanings set forth below.

(a)
"Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and, for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

(b)
"Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

(c)
"Award" means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award.

(d)
"Board" means the Board of Directors of the Company.

(e)
"Change in Control" means:

(i)
a majority of the directors of the Company shall be persons other than persons

(A)
for whose election proxies shall have been solicited by the Board or

(B)
who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships,

(ii)
30% or more of the (1) combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities") or (2) the then outstanding Shares of Stock ("Outstanding Company Common Stock") is directly or indirectly acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), provided, however, that the following acquisitions and beneficial ownership shall not constitute Changes in Control pursuant to this paragraph 2(e)(ii):

(A)
any acquisition or beneficial ownership by the Company or a Subsidiary, or

(B)
any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries,

      (C)
      any acquisition or beneficial ownership by the Participant or any group that includes the Participant, or

      (D)
      any acquisition or beneficial ownership by a Parent or its wholly-owned subsidiaries, as long as they shall remain wholly-owned subsidiaries, of 100% of the Outstanding Company Voting Securities as a result of a merger or statutory share exchange which complies with paragraph 2(e)(iii)(A)(2) or the exception in paragraph 2(e)(iii)(B) hereof in all respects,

    (iii)
    the shareholders of the Company approve a definitive agreement or plan to

    (A)
    merge or consolidate the Company with or into another corporation (other than (1) a merger or consolidation with a Subsidiary or (2) a merger in which

    (a)
    the Company is the surviving corporation,

    (b)
    no Outstanding Company Voting Securities or Outstanding Company Common Stock (other than fractional shares) held by shareholders of the Company immediately prior to the merger is converted into cash, securities, or other property (except (i) voting stock of a Parent owning directly or indirectly through wholly-owned subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the Merger or (ii) cash upon the exercise by holders of Outstanding Company Voting Securities of statutory dissenters' rights),

    (c)
    the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such merger beneficially own, directly or indirectly, immediately after the merger, more than 70% of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of the surviving corporation or its Parent entitled to vote generally in the election of directors, and

    (d)
    if voting securities of the Parent are exchanged for Outstanding Company Voting Securities in the merger, all holders of any class or series of Outstanding Company Voting Securities immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series),

    (B)
    exchange, pursuant to a statutory share exchange, Outstanding Company Voting Securities of any one or more classes or series held by shareholders of the Company immediately prior to the exchange for cash, securities or other property, except for (a) voting stock of a Parent owning directly, or indirectly through wholly-owned subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the statutory share exchange if (i) the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such statutory share exchange own, directly or indirectly, immediately after the statutory share exchange more than 70% of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of such Parent entitled to vote generally in the election of directors, and (ii) all holders of any class or series of Outstanding Company Voting Securities immediately prior to the statutory share exchange have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series or (b) cash with respect to fractional shares of Outstanding Company Voting Securities or payable as a result of the exercise by holders of Outstanding Company Voting Securities of statutory dissenters' rights,

      (C)
      sell or otherwise dispose of all or substantially all of the assets of the Company (in one transaction or a series of transactions), or

      (D)
      liquidate or dissolve the Company, except that it shall not constitute a Change in Control with respect to any Participant if a majority of the voting stock (or the voting equity interest) of the surviving corporation or its parent corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company (in the case of a merger, consolidation or disposition of assets) or the Company or its Parent (in the case of a statutory share exchange) is, immediately following the merger, consolidation, statutory share exchange or disposition of assets, beneficially owned by the Participant or a group of persons, including the Participant, acting in concert.

  (f)
  "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

  (g)
  "Committee" means three or more Non-Employee Directors designated by the Board to administer this Plan under Section 3 hereof and constituted so as to permit this Plan to comply with Exchange Act Rule 16b-3.

  (h)
  "Company" means Tennant Company, a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

  (i)
  "Deferred Stock Unit" means a derivative security, the value of which will be equal to the value of a Share, having such characteristics as the Committee may determine.

  (j)
  "Disability" means the disability of a Participant such that the Participant is considered disabled under any retirement plan of the Company which is qualified under Section 401 of the Code, or as otherwise determined by the Committee.

  (k)
  "Employee" means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, "Employee" shall also include other individuals and entities who are not "employees" of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an independent contractor. References in this Plan to "employment" and related terms shall include the providing of services in any such capacity.

  (l)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended; "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as in effect with respect to the Company or any successor regulation.

  (m)
  "Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

  (i)
  the closing sale price of a Share (A) on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System, or (B) if the Shares are not traded on such system, on the composite tape for New York Stock Exchange ("NYSE") listed shares, or (C) if the Shares are not quoted on the NYSE composite tape, on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, in any case on the date immediately preceding that date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

    (ii)
    if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

      However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 12(f) hereof.

  (n)
  "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

  (o)
  "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

  (p)
  "Non-Employee Director" means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3.

  (q)
  "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

  (r)
  "Other Stock-Based Award" means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

  (s)
  "Option" means a right to purchase Stock, including both Non-Qualified Stock Options and Incentive Stock Options.

  (t)
  "Parent" means a "parent corporation", as that term is defined in Section 424(e) of the Code, or any successor provision.

  (u)
  "Participant" means an Employee to whom an Award is made.

  (v)
  "Performance Period" means the period of time as specified in an Agreement over which Performance Shares are to be earned.

  (w)
  "Performance Shares" means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one Share, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

  (x)
  "Plan" means this 1999 Stock Award Plan, as amended and in effect from time to time.

  (y)
  "Restricted Stock" means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

  (z)
  "Retirement" means termination of employment on or after age 55, provided the Employee has been employed by the Company and/or one or more Affiliates for at least ten years, or termination of employment on or after age 62, provided in either case that the Employee has given the Company at least six months' prior written notice of such termination, or as otherwise determined by the Committee.

  (aa)
  "Share" means a share of Stock.

  (bb)
  "Stock" means the common stock, $.375 par value per share (as such par value may be adjusted from time to time), of the Company.

  (cc)
  "Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

  (dd)
  "Subsidiary" means a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.

  (ee)
  "Successor" with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under Section 12(i) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant's death.

  (ff)
  "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

    Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

3.
Administration.
(a)
Authority of Committee. The Committee shall administer this Plan. The Committee shall have exclusive power to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

(b)
Delegation of Authority. The Committee may delegate all or any part of its authority under this Plan to persons who are not Non-Employee Directors for purposes of determining and administering Awards solely to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

(c)
Rule 16b-3 Compliance. It is intended that this Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit this Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(c), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Participants who are then subject to the reporting requirements of Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(d)
Indemnification. To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

4.
Shares Available; Maximum Payouts.
(a)
Shares Available. The number of Shares available for distribution under this Plan is 975,000 (subject to adjustment under Section 12(f) hereof).

(b)
Shares Again Available. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the Award expires without all Shares subject to such Award having been issued or because the terms and conditions of the Award are not met may again be used for an Award under this Plan. Any Shares that are the subject of Awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such Award may again be used for an Award under this plan. If a Participant exercises a Stock Appreciation Right, any Shares covered by the Stock Appreciation Right in excess of the number of Shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of Shares equal in value to the amount of such settlement, based on the Fair Market Value of such Shares on the date of such exercise) may again be used for an Award under this Plan. If, in accordance with the Plan, a Participant uses Shares to (i) pay a purchase or exercise price, including an Option exercise price, or (ii) satisfy tax withholdings, such Shares may again be used for an Award under this Plan.

(c)
Unexercised Awards. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

(d)
No Fractional Shares. No fractional Shares may be issued under this Plan; fractional Shares will be rounded to the nearest whole Share.

(e)
Maximum Payouts. No more than 25% of all Shares subject to this Plan may be granted in the aggregate pursuant to Restricted Stock and Other Stock-Based Awards.

5.
Eligibility. Awards may be granted under this Plan to any Employee at the discretion of the Committee.

6.
General Terms of Awards.
(a)
Awards. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock and Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time, the attainment of specified performance conditions or otherwise).

(b)
Amount of Awards. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

(c)
Term. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be, but in no event shall the Term of an Award or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include, without limitation, acceleration resulting from the occurrence of a Change in Control, a Fundamental Change, or the Participant's death, Disability or Retirement. Acceleration of the Performance Period of Performance Shares shall be subject to Section 9(b) hereof.

  (d)
  Agreements. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in this Plan.

  (e)
  Transferability. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative or, if so provided in the applicable Agreement in the case of a Non-Qualified Stock Option, a permitted transferee as hereafter described) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, (i) an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant's death and (ii) an Agreement may provide that a Non-Qualified Stock Option shall be transferable to any member of a Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant receives no consideration for the transfer. Any Non-Qualified Stock Option held by a permitted transferee shall continue to be subject to the same terms and conditions that were applicable to such Non-Qualified Stock Option immediately prior to its transfer and may be exercised by such permitted transferee as and to the extent that such Non-Qualified Stock Option has become exercisable and has not terminated in accordance with the provisions of this Plan and the applicable Agreement. For purposes of any provision of this Plan relating to notice to a Participant or to vesting or termination of a Non-Qualified Stock Option upon the termination of employment of a Participant, the references to "Participant" shall mean the original grantee of the Non-Qualified Stock Option and not any permitted transferee.

  (f)
  Termination of Employment. Except as otherwise determined by the Committee or provided by the Committee in an applicable Agreement, in case of termination of employment, the following provisions shall apply:

  (1)
  Options and Stock appreciation Rights.

  (i)
  Death. If a Participant who has been granted an Option or Stock Appreciation Rights shall die before such Option or Stock Appreciation Rights have expired, the Option or Stock Appreciation Rights shall become exercisable in full, and may be exercised by the Participant's Successor at any time, or from time to time, within five years after the date of the Participant's death.

  (ii)
  Disability or Retirement. If a Participant's employment terminates because of Disability or Retirement, the Option or Stock Appreciation Rights shall become exercisable in full, and the Participant may exercise his or her Options or Stock Appreciation Rights at any time, or from time to time, within (x) five years after the date of such termination if such termination results from the Participant's disability or (y) within three months, or such longer period as the Committee may permit, after the date of such termination if such termination results from the Participant's Retirement.

    (iii)
    Reasons other than Death, Disability or Retirement. If a Participant's employment terminates for any reason other than death, Disability or Retirement, the unvested or unexercised portion of any Award held by such Participant shall terminate at the date of termination of employment.

    (iv)
    Expiration of Term. Notwithstanding the foregoing paragraphs (i)-(iii), in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award.

  (2)
  Performance Shares. If a Participant's employment with the Company or any of its Affiliates terminates during a Performance Period because of death, Disability or Retirement, or under other circumstances provided by the Committee in its discretion in the applicable Agreement or otherwise, the Participant shall be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Period) and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as provided in this Section 6(f)(2) or in the applicable Agreement, if a Participant's employment terminates with the Company or any of its Affiliates during a Performance Period, then such Participant shall not be entitled to any payment with respect to that Performance Period.

  (3)
  Restricted Stock. Unless otherwise provided in the applicable Agreement, in case of a Participant's death, Disability or Retirement, the Participant shall be entitled to receive that number of shares of Restricted Stock under outstanding Awards which has been pro rated for the portion of the Term of the Awards during which the Participant was employed by the Company or any Affiliate, and with respect to such Shares all restrictions shall lapse. Any shares of Restricted Stock as to which restrictions do not lapse under the preceding sentence shall terminate at the date of the Participant's termination of employment and such shares of Restricted Stock shall be forfeited to the Company.

  (g)
  Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

7.
Stock Options.
(a)
Terms of All Options. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Employees who are not employees of the Company or an Affiliate. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash or, if the Committee so permits, through a reduction of the number of Shares delivered to the Participant upon exercise of the Option or delivery or tender to the Company of Shares held by such Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or a combination thereof, unless otherwise provided in the Agreement. If the Committee so determines, the Agreement relating to any Option may provide for the issuance of "reload" Options pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the Participant will, either automatically or subject to subsequent Committee approval, be granted a new Option when the payment of the exercise price of the original Option, or the payment of tax withholdings pursuant to Section 12(d) hereof, is made through the delivery or tender to the Company of Shares held by such Participant, such new "reload" Option (i) being an Option to purchase the number of Shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original Option, and (ii) having a per Share exercise price equal to the Fair Market Value as of the date of exercise of the original Option. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. No Participant may receive any combination of Options and Stock Appreciation Rights relating to more than 50,000 Shares in the aggregate pursuant to Awards in any year under this Plan.

  (b)
  Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

  (i)
  the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit, such Option or Options shall be treated as a Non-Qualified Stock Option;

  (ii)
  an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

  (iii)
  the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

  (iv)
  notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under this Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (A) the option price for such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

8.
Stock Appreciation Rights. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right. As specified in Section 7(a) hereof, no Participant may receive any combination of Options and Stock Appreciation Rights relating to more than 50,000 Shares in the aggregate pursuant to Awards in any year under this Plan.

9.
Performance Shares.
(a)
Initial Award. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, cash, Deferred Stock Units, or any combination thereof, as determined by the Committee. With respect to those Participants who are "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), economic profit, inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award. No Participant may receive Performance Shares (or Stock, cash, or Deferred Stock Units in payment therefor) relating to more than 50,000 Shares pursuant to Awards of Performance Shares in any year under this Plan. No more than 150,000 Shares in the aggregate may be issued pursuant to Awards of Performance Shares to all Participants under this Plan during the term of this Plan.

(b)
Acceleration and Adjustment. The Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Change in Control, a Fundamental Change, the Participant's death, Disability or Retirement, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 12(f) hereof.

(c)
Valuation. Each Performance Share earned after conclusion of a Performance Period shall have a value equal to the Fair Market Value of a Share on the last day of such Performance Period.

10.
Restricted Stock. Subject to Section 4(e), Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the end of the Term of the Award. Any employment conditions, performance conditions and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine. No Award of Restricted Stock may vest earlier than one year from the date of grant, except as provided in the applicable Agreement.

11.
Other Stock-Based Awards. Subject to Section 4(e) the Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as "Other Stock-Based Awards"), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

12.
General Provisions.
(a)
Effective Date of this Plan. This Plan shall become effective as of the date it is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company, provided that such approval and ratification occurs no later than May 31, 2001.

(b)
Duration of this Plan. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 12(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date provided in Section 12(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to be effective and deemed to be granted on the occurrence of certain specified contingencies.

(c)
Right to Terminate Employment. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an Employee the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

(d)
Tax Withholding. The Company may withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and Medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the Committee may, in the applicable Agreement or otherwise, permit a person to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the person's full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such person or a delivery or tender to the Company of Shares held by such person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

  (e)
  Amendment, Modification and Termination of this Plan. Except as provided in this Section 12(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 12(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law. Amendments are subject to approval of the shareholders of the Company only if such approval is necessary to maintain this Plan in compliance with the requirements of Exchange Act Rule 16b-3, Section 422 of the Code, their successor provisions, or any other applicable law or regulation. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant's legal representative) or any Successor or permitted transferee under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 12(f) hereof does not adversely affect any right of a Participant or other person under an Award.

  (f)
  Adjustment for Changes in Capitalization. Appropriate adjustments in the aggregate number and type of securities available for Awards under this Plan, in the limitations on the number and type of securities that may be issued to an individual Participant, in the number and type of securities and amount of cash subject to Awards then outstanding, in the Option exercise price as to any outstanding Options and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 12(g) hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, spin-off or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

  (g)
  Fundamental Change. In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

  (a)
  with respect to a Fundamental Change that involves a merger, consolidation or statutory share exchange, make appropriate provisions for the protection of the outstanding options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the Parent of such surviving corporation, to be issuable upon the exercise of Options or used to calculate payments upon the exercise of Stock Appreciation Rights in lieu of Options, Stock Appreciation Rights and capital stock of the Company, or

  (b)
  with respect to any Fundamental Change, including a merger, consolidation, or statutory share exchange, declare at least twenty days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within 20 days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section 12(g)) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 8 hereof, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 8, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section 12(g). At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 12(g), each outstanding Option and Stock Appreciation Right that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 12(g) if such Option or Stock Appreciation Right shall have terminated, expired or been cancelled. For purposes of this Section 12(g) only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

  (h)
  Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

  (i)
  Beneficiary Upon Participant's Death. To the extent that the transfer of a Participant's Award at death is permitted by this Plan or under an Agreement, (i) a Participant's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

  (j)
  Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(k)
Limits of Liability.

  (i)
  Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

    (ii)
    Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

  (l)
  Compliance with Applicable Legal Requirements. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges, if any, on which the Company's Shares may, at the time, be listed.

  (m)
  Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

13.
Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

14.
Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.
Prior Plans. Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company's shareholders as provided by Section 12(a) hereof, the Company's 1992 Stock Incentive Plan and 1995 Stock Incentive Plan, as the same may have been amended from time to time (the "Prior Plans"), shall remain in effect and the Committee may continue to make grants of performance shares, restricted stock and any other awards pursuant to and subject to the limitations of the Prior Plans. All grants and awards heretofore or hereafter made under the Prior Plans shall be governed by the terms of the Prior Plans. Upon the effectiveness of this Plan as provided in Section 12(a) hereof, this Plan shall amend and restate the Company's 1999 Stock Incentive Plan. All grants and awards heretofore or hereafter made under the Company's 1999 Stock Incentive Plan (as in effect prior to the amendment and restatement thereof effected hereby) shall be governed by the terms thereof until the effectiveness of this Plan as provided in Section 12(a) hereof, after which time any grants made thereunder shall be subject to and governed by the terms of this Plan.

[GRAPHIC OMITTED]
TENNANT COMPANY
ANNUAL MEETING OF SHAREHOLDERS
10:30 a.m. Thursday, May 3, 2001
The Northland Inn I-94 at Boone Avenue North Minneapolis, MN 55428
From the North:	I-35 South to I-694 West. Follow to Boone Ave.	From the East:	I-94 West. Continue through Minneapolis to I-694/94 West to Boone Ave.
From the South:	I-35 North to I-94 West. Continue to I-694/94 West to Boone Ave.	From the West:	I-94 East to I-694/94. Follow to Boone Ave.

___________________________________________________________________________________________ _____

TENNANT COMPANY 701 North Lilac Drive P.O. Box 1452 Minneapolis, MN 55440	PROXY

___________________________________________________________________________________________ _____

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Janet M. Dolan, David C. Cox, and Andrew P. Czajkowski, and each of them, as Proxies, each with the power to appoint his/her substitute, and hereby authorizes them or any of them to represent and to vote, as designated herein, all the shares of Common Stock of Tennant Company held of record by the undersigned on March 5, 2001, at the Annual Meeting of Shareholders to be held on May 3, 2001, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Furthermore, if I am a participant in the Tennant Company Profit Sharing and Employee Stock Ownership Plan, I hereby instruct U.S. Bank National Association, as Trustee of the Tennant Company Profit Sharing and Employee Stock Ownership Plan, to "vote," in the manner specified in the Plan, at the Annual Meeting of the Shareholders of Tennant Company (the "Company") to be held on May 3, 2001, and at any and all adjournments of said meeting, all shares of Common Stock of the Company held in the Plan with respect to which I have authority to direct voting.

I understand that the Trustee will vote, in accordance with my instructions, the shares of the Company's Common Stock allocated to my account under the Plan. The Trustee is hereby instructed to vote as indicated herein on the following proposals which are more fully described in the Company's Notice of Annual Meeting of Shareholders and Proxy Statement dated March 30, 2001.

THESE INSTRUCTIONS, WHEN PROPERLY EXECUTED, WILL BE FOLLOWED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, THE TRUSTEE IS INSTRUCTED TO VOTE FOR ALL PROPOSALS.

The undersigned understands that, in accordance with the terms of the Plan, these instructions shall be held in the strictest confidence by the Trustee and shall not be divulged or released to any person, including officers or employees of Tennant Company.

See reverse for voting instructions.

COMPANY #
CONTROL #

There are three ways to vote your Proxy

    Your telephone or internet vote authorizes the named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 2, 2001.

  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

  •
  Follow the simple instructions the Voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/tnc/ — QUICK *** EASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 2, 2001.

  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

    Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Tennant Company, c/o Shareowner Services,™ P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or internet, please do not mail your Proxy Card
\/ Please detach here \/

1. TO ELECT DIRECTORS:	01 Pamela K. Knous	/ /	FOR all nominees	/ /	WITHHOLD AUTHORITY
	02 Andrew P. Czajkowski		(except as marked)		To vote for all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)	____________________________________ ____________________________________
If elected, the nominees will serve for a term of three years.
2.	TO APPROVE THE AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN.	/ / For / / Against / / Abstain
3.	TO RATIFY THE APPOINTMENT OF KPMG LLP as the independent public accountants of the corporation.	/ / For / / Against / / Abstain
4.	IN THEIR DISCRETION, the Proxies, the Trustee or the Trustee's representative is authorized to vote upon such other business as may properly come before the meeting.
Address Change? Mark Box / / Indicate changes below:		Date ________________________, 2001

Signature(s) in Box Please sign exactly as name appears to the left.

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TENNANT COMPANY NOTICE OF ANNUAL MEETING OF SHAREHOLDERS MAY 3, 2001
TENNANT COMPANY PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
DIRECTORS
TENNANT COMPANY AUDIT COMMITTEE REPORT
FEES PAID TO INDEPENDENT AUDITOR
EXECUTIVE COMPENSATION
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES(1)
COMPARATIVE STOCK PERFORMANCE
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
APPROVAL OF AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN
APPOINTMENT OF AUDITORS
SHAREHOLDER PROPOSALS
OTHER MATTERS
TENNANT COMPANY AUDIT COMMITTEE CHARTER
TENNANT COMPANY AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
See reverse for voting instructions.
If you vote by Phone or internet, please do not mail your Proxy Card \/ Please detach here \/